EXHIBIT (32)

PEOPLES BANCORP OF NORTH CAROLINA, INC.

Certification of Periodic Financial Report
Pursuant to 18 U.S.C. Section 1350

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, each of the undersigned officers of Peoples Bancorp of North Carolina, Inc. (the “Company”) certifies that the Annual Report on Form 10-K of the Company for the fiscal year ended December 31, 2004 fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and information contained in that Form 10-K fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated:   March 25, 2005                                 /s/ Tony W. Wolfe
                                                      Tony W. Wolfe
                                                                                                                                           Chief Executive Officer

Dated:   March 25, 2005                                 /s/ A. Joseph Lampron
                                                                   A. Joseph lampron
                                                                                                                                           Chief Financial Officer

*This certification is made solely for purpose of 18 U.S.C. Section 1350, subject to the knowledge standard contained therein, and not for any other purpose.